UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2009

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2009, StoneMor GP LLC, a Delaware limited liability company and the general partner (the “General Partner”), and acting on behalf, of StoneMor Partners L.P. (the “Company”), entered into a Unit Appreciation Rights Agreement (the “UAR Agreement”), dated as of December 16, 2009, with each of the following named executive officers of the General Partner, Lawrence Miller, President and Chief Executive Officer, William Shane, Executive Vice President and Chief Financial Officer, Michael Stache, Senior Vice President and Chief Operating Officer, Robert Stache, Senior Vice President—Sales, and Gregg Strom, Vice President (each, the “Executive Officer”), along with other employees, pursuant to which the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the General Partner agreed to issue to each Executive Officer 175,000, 175,000, 75,000, 75,000 and 5,000 Unit Appreciation Rights (“UARs”), respectively, under the StoneMor Partners L.P. Long-Term Incentive Plan, as amended (the “Plan”).

On December 16, 2009, the General Partner, acting on behalf of the Company, entered into an Executive Restricted Phantom Unit Agreement (the “Phantom Unit Agreement”), dated as of December 16, 2009, with Lawrence Miller and William Shane (each, the “Officer”), pursuant to which the Compensation Committee agreed to issue to each of the Officers on a one-time basis 10,000 phantom units (“Phantom Units”) under the Plan.

The following is a summary of the material provisions of the UAR Agreement and Phantom Unit Agreement. This summary is qualified in its entirety by reference to the UAR Agreement and Phantom Unit Agreement, which are incorporated by reference in their entirety hereto and the forms of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the UAR Agreement and Phantom Unit Agreement, as applicable.

Pursuant to the UAR Agreement, the Executive Officers were granted UARs which vest at a percentage rate which is equal to a fraction the numerator of which is the number of calendar months which have elapsed since December 16, 2009 and the denominator of which is 48, subject to forfeiture upon certain conditions set forth in the UAR Agreement. No forfeiture applies in the event of the termination of an Executive Officer’s employment by reason of a Change of Control, the death or permanent disability of the Executive Officer, or the retirement of the Executive Officer at such age as determined by the Compensation Committee. All of the UARs will automatically vest upon the Change of Control and upon the retirement at or after age 60 of an Executive Officer who has at least 25 years of service with the General Partner or any of its predecessor’s companies as determined by the Compensation Committee. The UARs may not be exercised more than five years after December 16, 2009.

The UARs may be exercised only upon vesting and only to the extent vested. The exercise of the UARs is subject to all the terms and conditions of the Plan and may be subject to approval by the limited partners of the Company as required by the NASDAQ listing rules. Upon proper exercise of the UARs, the Executive Officers will be entitled to receive, with respect to the UARs exercised, the number of whole Common Units that is determined pursuant to the formula set forth in the UAR Agreement.

Pursuant to the Phantom Unit Agreement, the Phantom Units are to be credited, effective as of December 16, 2009, to a Mandatory Deferred Compensation Account established for each Officer. For each Phantom Unit in the Officer’s Mandatory Deferred Compensation Account, the General Partner will credit such account solely in Phantom Units with an amount equal to the cash distributions paid on a Common Unit. The crediting will occur as of the date on which such cash distributions on the Common Units of the Company are paid. The Phantom Units to be credited to the Officer’s Mandatory Deferred Compensation Account will be calculated by dividing the dollar amount of the Distribution Equivalent

Rights by the closing price of the Common Units of the Company for the trading day immediately prior to the day on which the cash distribution is paid on the Common Units.

No payment of the Mandatory Deferred Compensation Account will be made to the Officers prior to the occurrence of any of the following events, and only to the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended: (i) separation of the Officer from service; (ii) disability of the Officer; (iii) an unforeseeable emergency with respect to the Officer; (iv) a Change of Control of the Company or General Partner; or (v) death of the Officer. In addition, the exercise of Phantom Units is subject to all the terms and conditions of the Plan and may be subject to approval by the limited partners of the Company as required by the NASDAQ listing rules.

The UAR Agreement and Phantom Unit Agreement do not confer upon any Executive Officer or Officer, as applicable, any right to continue in the employment of the General Partner or any of its Affiliates nor does the UAR Agreement or Phantom Unit Agreement affect any right which the General Partner or any of its Affiliates may have to terminate the employment of the Executive Officer or Officer, as applicable.

The authority to manage and control the operation and administration of the UAR Agreement and the Phantom Unit Agreement is vested in the Compensation Committee, and the Compensation Committee will have all powers with respect to the UAR Agreement and the Phantom Unit Agreement as it has with respect to the Plan. The UARs, the UAR Agreement, the Phantom Units, the related Distribution Equivalent Rights and the Phantom Unit Agreement are each subject to, and the General Partner and the Executive Officers and Officers, as applicable, are bound by, the terms and conditions of the Plan, and, in the event of any inconsistency or discrepancy between the provisions of the UAR Agreement or the Phantom Unit Agreement and the Plan, the Plan will govern and prevail.

The UAR Agreement and the Phantom Unit Agreement also contain various general provisions customary for this type of transactions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of the Unit Appreciation Rights Agreement Under the StoneMor Partners L.P. Long-Term Incentive Plan, dated as of December 16, 2009

10.2	Form of the Executive Restricted Phantom Unit Agreement Under the StoneMor Partners L.P. Long-Term Incentive Plan, dated as of December 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.
By:	StoneMor GP LLC
its general partner

By:	/S/ WILLIAM R. SHANE
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: December 22, 2009

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Exhibit Index

Exhibit No.	Description

10.1	Form of the Unit Appreciation Rights Agreement Under the StoneMor Partners L.P. Long-Term Incentive Plan, dated as of December 16, 2009

10.2	Form of the Executive Restricted Phantom Unit Agreement Under the StoneMor Partners L.P. Long-Term Incentive Plan, dated as of December 16, 2009

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